UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 16, 2011

ZYTO CORP

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-54170 (Commission File Number)	20-5534033 (IRS Employer Identification Number)

387 South 520 West, Suite 200 Lindon, UT 84042

801-224-7199 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On February 22, 2011, ZYTO Corp. (the “Company”) issued a press release announcing that, in connection with the Company’s intention to uplist to the OTC Bulletin Board (the “OTCBB”), a market maker filed a Form 211 on the Company’s behalf with the Financial Industry Regulatory Authority (“FINRA”) on February 16, 2011.  Currently, the Company’s stock is traded on the OTC Pink Sheets under the symbol “ZYTC.” No assurance can be made that this application will be accepted by FINRA or that the Company will actually be able to uplist to the OTCBB.  A copy of this press release is attached as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

(D)	Exhibits.

	99.1	Press release issued February 22, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

ZYTO Corp

Date: February 22, 2011	By: /s/ Vaughn R Cook
Name: Vaughn R Cook
Chief Executive Officer